SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Mad Catz Interactive, Inc.

(Name of Registrant as Specified In Its Charter)

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September 1, 2008

Dear Fellow Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders on Monday, September 29, 2008, at 9:00 a.m., Pacific Time at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California, 92108.

The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Shareholders and Management Proxy Circular and Proxy Statement. At the Annual Meeting, we will also discuss our results for the past year.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Please complete, sign and date your proxy card today and return it in the envelope provided. If you decide to attend the Annual Meeting and you are a registered shareholder, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support.

Sincerely,

Darren Richardson
President and Chief Executive Officer

MAD CATZ INTERACTIVE, INC.
7480 MISSION VALLEY ROAD, SUITE 101
SAN DIEGO, CALIFORNIA 92108

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 29, 2008

The 2008 Annual Meeting of Shareholders (the “Meeting”) of Mad Catz Interactive, Inc. (the “Company”) will be held at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California, 92108, on Monday, September 29, 2008, beginning at 9:00 a.m., Pacific Time. The purposes of the Meeting are to:

1. Receive the Annual Report of the Company containing the consolidated financial statements for the year ended March 31, 2008 and the auditor’s report thereon;

2. Elect four directors of the Company to serve until the Annual Meeting of Shareholders to be held in 2009 and until their respective successors are elected and qualified;

3. Appoint KPMG LLP as the Independent Registered Public Accounting Firm and Auditor of the Company and to authorize the Board of Directors to fix the Independent Registered Public Accounting Firm and Auditor’s remuneration; and

4. Transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on August 29, 2008 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

These items of business, including the nominees for director, are more fully described in the Management Proxy Circular and Proxy Statement accompanying this notice.

Whether or not you plan to attend the Meeting, we encourage you to vote your shares by proxy. This will ensure the presence of a quorum at the Meeting. Voting by proxy will not limit your right to change your vote or to attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Darren Richardson
President and Chief Executive Officer

September 1, 2008

MAD CATZ INTERACTIVE, INC.
7480 MISSION VALLEY ROAD, SUITE 101
SAN DIEGO, CALIFORNIA 92108

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT FOR
THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 29, 2008

This Management Proxy Circular and Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Mad Catz Interactive, Inc. (the “Company,” “Mad Catz,” “we” or “us”) of proxies from the holders of shares of common stock of the Company to be voted at the Annual Meeting of Shareholders to be held on Monday, September 29, 2008, beginning at 9:00 a.m., Pacific Time, at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California, 92108 (the “Meeting”). This Management Proxy Circular and Proxy Statement, the proxy card, and our Annual Report will first be mailed to shareholders entitled to vote at the Meeting on or about September 2, 2008.

QUESTIONS AND ANSWERS ABOUT THE PROXY
MATERIALS AND OUR 2008 ANNUAL MEETING

Q:	What is the purpose of the Meeting?

A:	The Meeting is being held to receive the Annual Report of the Company containing the consolidated financial statements for the year ended March 31, 2008 and the auditor’s report thereon and to consider and vote upon (1) the election of four directors to serve until the next Annual Meeting of Shareholders in 2009 and until their successors are duly elected and qualified; and (2) the appointment of KPMG LLP as the Independent Registered Public Accounting Firm and Auditor of the Company and the authorization of the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, management will report on the Company’s performance during fiscal year 2008 and respond to questions from shareholders.

Q:	What is the Board’s Recommendation?

A:	The Board’s recommendations are set forth together with a description of the proposals in this Management Proxy Circular and Proxy Statement. In summary, the Board recommends that you vote:

• FOR the election of the four directors named in this Management Proxy Circular and Proxy Statement to serve until the Meeting of Shareholders in 2009 and until their successors are duly elected and qualified (see page 4); and

• FOR the appointment of KPMG LLP as the Independent Registered Public Accounting Firm and Auditor of the Company and the authorization of the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor (see page 7).

Q:	Who is entitled to vote at the Meeting?

A:	Only holders of record of shares of Common Stock as of the close of business on August 29, 2008, the record date fixed by the Board (the “Record Date”), will be entitled to receive notice of and to vote at the Meeting. As of August 15, 2008, there were 55,098,549 shares of Common Stock issued and outstanding. These shares are held by approximately 225 shareholders of record.

Q:	What shares can I vote?

A:	You may vote all shares of Mad Catz common stock owned by you as of the close of business on the Record Date. You may cast one vote per share that you held on the Record Date. A list of shareholders entitled to vote at the Meeting will be available during ordinary business hours at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California 92108 for a period of at least 10 days prior to the Meeting and at the Meeting.

Q:	How can I vote my shares at the Meeting?

A.	If your shares are registered directly in your name with our transfer agent, Computershare Trust Company of Canada, you are considered the “shareholder of record” with respect to those shares and the proxy materials and proxy card are being sent directly to you by Mad Catz. As the shareholder of record, you have the right to vote in person at the Meeting. If you choose to do so, you can bring the enclosed proxy card or vote at the Meeting. Most of our shareholders hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. If you hold your shares in street name, your broker, bank or other nominee is forwarding the proxy materials to you, together with a voting instruction card. Because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Meeting. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Meeting. The shares represented by proxy at the Meeting will be voted or withheld from voting in accordance with the instructions of the shareholder granting such proxy on any ballot which may be called for. If the shareholder specifies a choice with respect to any matter to be acted upon, the shares subject to such proxy will be voted accordingly.

Applicable regulatory policy requires your broker to seek voting instructions from you in advance of the Meeting. Every broker has its own mailing procedures and provides its own return instructions, which you should carefully follow in order to ensure that your shares are voted at the Meeting. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Communication Solutions, Canada (“Broadridge”). Broadridge mails a Voting Information Form instead of the form of proxy. You are asked to complete and return the Voting Information Form to Broadridge by mail or facsimile. Alternately, you can call the toll-free telephone number noted on your Voting Information Form to vote your shares. If you receive a Voting Information Form from Broadridge, it cannot be used as a proxy to vote shares directly at the Meeting because the proxy must be returned to Broadridge in advance of the Meeting in order to have the shares voted.

Q:	How will my shares be voted if I return a blank proxy card?

A:	If you are a shareholder of record, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted “FOR” the election, as directors of the Company, of the four nominees named in this Management Proxy Circular and Proxy Statement, and “FOR” the appointment of KPMG LLP as the Independent Registered Public Accounting Firm and Auditor of the Company and the authorization of the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor. If you hold your shares in street name and do not provide your broker with voting instructions (including by returning a blank voting instruction card), your shares may constitute “broker non-

votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

Q:	How can I vote my shares without attending the Meeting?

A:	Whether you are the shareholder of record or hold your shares in street name, you may direct your vote without attending the Meeting by completing and mailing your proxy card in the enclosed pre-paid envelope or completing and returning the voting instruction form in accordance with the instructions contained therein. Each shareholder has the right to appoint a person or company to represent the shareholder at the Meeting other than the person or company, if any, designated on the form of the proxy. A shareholder desiring to appoint some other person (who need not be a shareholder of the Company) to represent him, her or it at the Meeting may do so either by inserting such other person’s name in the blank space provided in the form of proxy or by completing another form of proxy and in either case by delivering, at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, the completed form of proxy addressed to the Secretary of the Company, c/o Computershare Trust Company of Canada, Attention Proxy Department, 100 University Avenue, 9th Floor, North Tower, Toronto, Ontario, Canada, M5J 2Y1, or to the Chairman or the Secretary of the Company at the beginning of the Meeting or any adjournment thereof. If your shares are held in street name, carefully follow the corresponding instructions in the voting instruction form. Also, your voting instruction form may contain instructions from your broker, bank or nominee that allow you to vote your shares using the Internet or by telephone. Please consult with your broker, bank or nominee if you have any questions regarding the electronic voting of shares held in street name.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before your proxy is voted at the Meeting. If you are a shareholder of record, you may change your vote or revoke your proxy: (1) by delivering to the Company (Attention: Corporate Secretary) at Mad Catz Interactive, Inc. c/o Lang Michener LLP, 181 Bay Street, Suite 2500, Toronto, Ontario, Canada M5J 2T7 a written notice of revocation of your proxy on or before September 26, 2008 or to the Chairman of the Meeting on the day of the Meeting; (2) by delivering to the Company an authorized proxy bearing a later date; (3) by attending the Meeting and voting in person; or (4) in any other manner permitted by law. Attendance at the Meeting in and of itself, without voting in person, will not cause your previously granted proxy to be revoked. For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Meeting, by attending the Meeting and voting in person.

Q:	How many shares must be present or represented to conduct business at the Meeting?

A:	The quorum requirement for holding the Meeting and transacting business at the Meeting is that at least two persons be present in person, each being a shareholder or representative duly authorized in accordance with the Canada Business Corporations Act entitled to vote thereat or a duly appointed proxy for a shareholder so entitled.

Q:	What if a quorum is not present at the Meeting?

A:	Under Canadian law, if a quorum is not present at the opening of the Meeting, the shareholders present may adjourn the meeting to a fixed time and place, but may not transact any other business. If we propose to have the shareholders vote whether to adjourn the meeting, the proxy holders will vote all shares for which they have authority in favor of the adjournment.

Q:	What vote is required to approve each of the proposals?

A:	All proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and voted on those proposals.

Q:	What happens if additional matters are presented at the Meeting?

A:	Other than the two proposals described in this Management Proxy Circular and Proxy Statement, we are not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the persons named as proxy holders, Thomas R. Brown, Chairman of the Board, and Darren Richardson, President and Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Meeting.

Q:	Who will count the votes?

A:	A representative of the Company will be appointed at the Meeting to tabulate the votes and act as Scrutineer and Inspector of Elections.

Q:	Where can I find the voting results of the Meeting?

A:	We will announce preliminary voting results at the Meeting and publish final results in our Quarterly Report on Form 10-Q for the second quarter of fiscal 2008. In addition, a report of the final votes will be made available at www.sedar.com.

Q:	Who will bear the cost of soliciting votes for the Meeting?

A:	The solicitation of proxies will be conducted by mail, and Mad Catz will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Meeting to beneficial owners of our common stock. We may conduct further solicitation personally, telephonically, through the Internet or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We may generate other expenses in connection with the solicitation of proxies for the Meeting, which we will pay.

Q:	May I propose matters for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?

A:	Yes. If you wish to propose a matter for consideration at next year’s Annual Meeting or if you wish to nominate a person for election as a director of the Company, see the information set forth in “Shareholder Proposals” and “Shareholder Nominations” below.

Q:	What do I need for admission to the Meeting?

A:	You are entitled to attend the Meeting only if you are a shareholder of record or a beneficial owner as of August 29, 2008, the Record Date, or you hold a valid proxy for the Meeting. You should be prepared to present photo identification for admittance. If you are the shareholder of record, your name will be verified against the list of shareholders of record prior to your being admitted to the Meeting. If you hold your shares in street name, you should provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned Mad Catz stock as of the Record Date, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

The Company’s articles of incorporation provide that the Board shall consist of a minimum of three directors and a maximum of 12 directors. The Board currently consists of five members: Messrs. Thomas R. Brown, Darren Richardson, John C. DeRuig, Robert J. Molyneux and William Woodward. In March 2008, the Company announced the death of Geofrey Myers, the Company’s Chairman of the Board. Mr. Myers’ passing reduced the size of the Company’s Board to five members, four of whom are considered independent under the corporate governance standards of the American Stock Exchange. In April 2008, Thomas R. Brown was appointed to serve as Chairman of the Board of the Company.

Pursuant to the Canada Business Corporations Act, at least 25% of the Company’s directors must be resident Canadians. To permit the Company to comply with this rule, Mr. DeRuig has agreed not to stand for and the Board has determined not to nominate Mr. DeRuig for re-election at the Meeting. As such, the Board has fixed the number of directors to be elected at the Meeting at four. The size of the Board will be reduced to four members in connection with the election of directors at the Meeting. All of the nominees for director are current members of the Board.

Each director elected at the Meeting will hold office for a one-year term until the 2009 Annual Meeting of Shareholders or until his successor is duly elected, unless prior thereto the director resigns or the director’s office becomes vacant by reason of death or other cause. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, and the Board may be reduced accordingly. The Board has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

The following information is furnished with respect to the Board’s nominees for election as directors of the Company, including the nominee’s position with the Company, tenure as director and age as of August 15, 2008. Stock ownership information is shown under the heading “Security Ownership of Certain Beneficial Owners and Management” and is based upon information furnished by the respective individuals.

	Position with the Company and		Director
Name and Place of Residence	Principal Occupation	Age	Since

Thomas R. Brown(1)	Chairman of the Board, Businessman	57	2006
Poway, California, United States
Darren Richardson	President, Chief Executive Officer and Director	47	2005
San Diego, California, United States
Robert J. Molyneux(1)	Director, Businessman	53	2006
Toronto, Ontario, Canada
William Woodward(1)	Director, Businessman	48	2006
Santa Monica, California, United States

(1)	Member of the Audit Committee.

Set forth below is information regarding each of the above named individuals, including a description of his positions and offices held with the Company, a description of his principal occupation and business experience during at least the last five years and directorships presently held by him in other companies. For the number of shares of Common Stock owned, or controlled or directed, directly or indirectly, by each of the above named individuals, see “Security Ownership of Certain Beneficial Owners and Management”.

Thomas R. Brown

Mr. Brown has been a director of the Company since May 2006 and has served as Chairman of the Board since April 2008. Mr. Brown serves as President, Chief Executive Officer and director of American Technology Corporation, a leading innovator of highly intelligible, clear directed acoustic solutions, a position he has held since September 2006. Previously, he served as President of Brown Thompson Executive Search, a financial executive search firm, since April 2005. From April 2001 to September 2004, Mr. Brown was Executive Vice President and Deputy President of the Information Technology division of Sony Electronics, where he was responsible for supply chain operations including Information Technology, Procurement, North American Manufacturing Operations and Finance. He continued to consult with Sony Electronics on its ERP implementation from September 2004 to January 2005. From April 2000 to September 2004, Mr. Brown was concurrently the Executive Vice President and President of Information Technology Division for Sony

Electronics, where he was responsible for establishing the North American personal computer division. Mr. Brown holds a Bachelor of Arts degree in Economics from Rutgers University. Mr. Brown is also a certified public accountant.

Darren Richardson

Mr. Richardson has been President and Chief Executive Officer of the Company since April 1, 2004, and a director of the Company since 2005. Prior to his appointment as President and Chief Executive Officer, Mr. Richardson served as Executive Vice President of the Company since October 1997 and as President and Chief Operating Officer of Mad Catz, Inc. since September 1999. Mr. Richardson served in several senior management capacities with Games Trader from 1997 until 1999, including Chief Operating Officer, and Vice President of Business Development, responsible for sales and marketing with a focus on new account development. He holds a Master of Business Administration degree from Trinity College, Dublin, and a Bachelor of Commerce degree from the University of Wollongong, Australia.

Robert J. Molyneux

Mr. Molyneux has been a director of the Company since June 2006. Mr. Molyneux has been a principal in Imperial Capital Corporation, a private equity buy-out firm based in Toronto, Canada, since September 2004. Previously, Mr. Molyneux was President of Ravenna Capital Corporation, a private merchant banking firm he founded in 1992. Mr. Molyneux holds an Honours Bachelor of Business Administration degree from Wilfrid Laurier University. Mr. Molyneux is also a chartered accountant.

William Woodward

Mr. Woodward has been a director of the Company since June 2006. Mr. Woodward has been the Managing Director and a founder of Anthem Venture Partners since 2000. Prior to founding Anthem Venture Partners, Mr. Woodward was a Managing Director of Avalon Investments, an early-stage technology venture capital firm. Mr. Woodward has founded numerous technology companies, including Paracomp, which later became MacroMedia, Inc., the largest multimedia software company in the world at its initial public offering, and Pulse Entertainment, the world’s leading 3D animation engine and tools company for mobile communications. Mr. Woodward sits on the board of directors of several private companies, including Axiom Microdevices, Solarflare, Buzznet, Wavestream and Planet A.T.E., and is Chairman of the Board of Pulse Entertainment.

There are no family relationships among any executive officers or directors of the Company.

Cease Trading Orders or Corporate Bankruptcies

To the knowledge of management, none of the nominees for election as a director of the Company:

(a) is, at the date of this Management Proxy Circular and Proxy Statement, or has been, within 10 years before the date of this Management Proxy Circular and Proxy Statement, a director, chief executive officer or chief financial officer of any company (including Mad Catz) that,

(i) was subject to an order that was issued while such nominee director was acting in the capacity as director, chief executive officer or chief financial officer; or

(ii) was subject to an order that was issued after such nominee director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while such nominee director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b) is, at the date of this Management Proxy Circular and Proxy Statement, or has been within 10 years before the date of this Management Proxy Circular and Proxy Statement, a director or executive officer of any company (including Mad Catz) that, while such nominee director was acting in that capacity, or within a year of such nominee director ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c) has, within the 10 years before the date of this Management Proxy Circular and Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the nominee director.

To the knowledge of management, none of the nominees for election as a director of the Company has been subject to:

(a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for such nominee director.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR.

PROPOSAL 2
APPOINTMENT AND REMUNERATION OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITOR

The Board and Audit Committee of the Board of the Company have recommended the accounting firm of KPMG LLP to be appointed as the Independent Registered Public Accounting Firm and Auditor for the Company for the fiscal year ending March 31, 2009.

Unless authority to vote is withheld, the persons named in the accompanying form of proxy intend to vote for the re-appointment of KPMG LLP as the Independent Registered Public Accounting Firm and Auditor of the Company for the Company’s fiscal year ending March 31, 2009 and to authorize the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor. KPMG LLP has been the independent auditor of the Company and its predecessors for ten years.

The Audit Committee of the Board of Directors may terminate the engagement of KPMG LLP as the Company’s Independent Registered Public Accounting Firm and Auditor without the approval of the shareholders if the Audit Committee determines it is necessary or appropriate to terminate their engagement.

A representative of KPMG LLP is expected to attend the Meeting and will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from shareholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDER APPROVAL OF THE RE-APPOINTMENT OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITOR OF THE COMPANY AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX THE REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITOR.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees for Fiscal 2007 and 2008

The aggregate fees billed to the Company by KPMG LLP, the Company’s Independent Registered Public Accounting Firm and Auditor, for the fiscal years ended March 31, 2008 and 2007 were as follows:

	2008	2007

Audit Fees(1)(2)	$2,355,408	$649,470
Audit-Related Fees	—	—
Tax Fees(3)	$319,000	$93,935
All Other Fees	—	—

(1)	Audit Fees consist of the audit of our annual financial statements included in the Company’s Annual Report on Form 10-K for its 2008 and 2007 fiscal years, respectively, and Annual Report to Shareholders, reviews of interim financial statements and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	The 2008 fees also include approximately $1.2 million for the SX3-05 audits of Winkler Atlantic Holdings Limited for the fiscal years ended February 28, 2007 and 2006.

(3)	Tax Fees consist of fees for tax consultation and tax compliance services.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG LLP and has concluded that the provision of such services is compatible with maintaining the independence of the Company’s auditors.

Representatives of KPMG LLP will be present at the Meeting, will be available to respond to questions and may make a statement if they so desire.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company’s Independent Auditors

The Company’s Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent auditors will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the Company’s auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Preliminary Note: The following Report of the Audit Committee of the Board does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated by the Company.

The Audit Committee of the Board of Directors of the Company is composed of three independent directors as required by the listing standards of the American Stock Exchange and operates under a written charter adopted by the Board. The members of the Audit Committee for fiscal year 2008 were Thomas R. Brown (Chairman), Robert J. Molyneux and William Woodward.

Management is responsible for the Company’s internal controls and the financial reporting process. KPMG LLP, the Company’s Independent Registered Public Accounting Firm and Auditor for the fiscal year ended March 31, 2008, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company’s Independent Registered Public Accounting Firm and Auditor also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence. The Audit Committee also considered whether the provision of non-audit services by the independent accountants is compatible with their independence.

Based upon the Audit Committee’s discussion with management and the Company’s Independent Registered Public Accounting Firm and Auditor and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008 filed with the Securities and Exchange Commission.

The Audit Committee
Thomas R. Brown, Chair
Robert J. Molyneux
William Woodward

June 30, 2008

Relevant Education and Experience of Audit Committee Members

By virtue of their prior history and business experience, each of Messrs. Brown, Molyneux and Woodward, the current members of the Company’s Audit Committee, have the relevant experience to meaningfully contribute to the Audit Committee.

CORPORATE GOVERNANCE

The Board has developed corporate governance practices to help it fulfill its responsibility to shareholders to oversee the work of management in the conduct of the Company’s business and to seek to serve the long-term interests of shareholders. The Company’s corporate governance practices are memorialized in our Mandate of the Board of Directors of Mad Catz Interactive, Inc., our Codes of Conduct for Directors and for Employees and the Charter of the Audit Committee of the Board. We continually review these governance practices and update them as necessary to reflect changes in regulatory requirements and evolving oversight practices. These documents are available on our website at www.madcatz.com and upon request in writing to our Secretary, Whitney E. Peterson.

Board of Directors

Our Board consists of five members. Following the meeting, the Board will consist of four members. Four of our current directors are independent under the requirements set forth in the American Stock Exchange (“AMEX”) listing rules and National Instrument 58-101 — Corporate Governance. For a director to be considered independent, the Board must determine that the director does not have a material relationship with the listed company that would interfere with the exercise of independent judgment. The Board has established guidelines to assist it in determining director independence, which conform to the independence requirements of the AMEX listing rules and National Instrument 58-101 — Corporate Governance. In addition to applying these independence guidelines, the Board considers all relevant facts and circumstances in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. The Board has determined that Messrs. Brown, DeRuig, Molyneux and Woodward are independent.

Meetings of the Board of Directors

During fiscal year 2008, our Board held nine meetings. During fiscal year 2008, all of our directors attended in person or by telephone at least 75% or more of the aggregate number of Board meetings and committee meetings on which they served (during the periods for which they served as such). All directors are strongly encouraged to attend the Annual Meeting of Shareholders, unless attendance would be impracticable or constitute an undue burden. Messrs. Myers, Richardson and Brown attended the 2007 Annual Meeting of Shareholders in person and each of our other directors participated by telephone.

Time is allotted at the end of each Board meeting for an executive session involving only our independent directors and non-management directors. Thomas R. Brown, Chairman of the Board, acts as presiding director at each executive session.

Committees of the Board of Directors

Audit Committee

The Board has a standing Audit Committee which operates pursuant to a written charter adopted by the Board. The Audit Committee was established in accordance with the requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and Multilateral Instrument 52-110 — Audit Committees. The Audit Committee selects and engages the Company’s independent auditors, reviews the scope of audit engagements, reviews management letters of such auditors and management’s response thereto, approves professional services provided by such auditors, reviews the independence of such auditors, reviews any major accounting changes made or contemplated, considers the range of audit and non-audit fees, reviews the adequacy of the Company’s internal accounting controls and annually reviews its charter and submits any recommended changes to the Board for its consideration. The Audit Committee consists of three members: Thomas R. Brown (Chairman), Robert J. Molyneux and William Woodward. The Board has determined that each member of the Audit Committee is “independent” and meets the financial literacy requirements of the AMEX listing standards, that each member of the Audit Committee meets the enhanced independence standards established by the United States Securities and Exchange Commission (“SEC”) and that Mr. Brown qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The Audit Committee held four meetings in fiscal year 2008.

Compensation and Corporate Governance Committee

During fiscal year 2008, the Company had a Compensation and Corporate Governance Committee that established remuneration levels for the Chief Executive Officer, Chief Financial Officer and other executive officers of the Company, reviewed significant employee benefit programs and established, as it deemed appropriate, and administered executive compensation programs, including bonus plans, certain equity-based programs, deferred compensation plans and any other such cash or stock incentive programs. The Compensation and Corporate Governance Committee also identified and recommended to the Board qualified candidates for nomination as directors of the Company, developed and recommended to the Board corporate governance principles applicable to the Company and oversaw the evaluation of the Board and management of the Company. During the Company’s fiscal year ended March 31, 2008, the Compensation and Corporate Governance Committee consisted of three members: Geofrey Myers (Chairman), Robert Molyneux and William Woodward. The Board determined that each member of the Compensation and Corporate Governance Committee was “independent” under the AMEX listing standards. The Compensation and Corporate Governance Committee held one meeting in fiscal year 2008.

In April 2008, the Board determined to dissolve the Compensation and Corporate Governance Committee based on the size and actual involvement of the full Board in compensation and governance matters. All authority previously delegated to the Compensation and Corporate Governance Committee reverted to the full Board and all decisions required by applicable laws and regulations and the American Stock Exchange to be made by independent directors are now made by the Company’s independent directors — currently, Messrs. Brown, DeRuig, Molyneux and Woodward.

Shareholder Communications with the Board of Directors

It is the Company’s policy to forward to the directors any shareholder correspondence it receives that is addressed to them. Shareholders who wish to communicate with the directors may do so by sending their correspondence addressed to the director or directors as follows Attn: Corporate Secretary, Mad Catz Interactive, Inc., 7480 Mission Valley Road, Suite 101, San Diego, California 92108.

Director Nominations

The Board performs the functions associated with a nominating committee. The Company’s independent directors make recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by the Company’s shareholders at each Annual Meeting. The Board believes this process is preferable to a standing nominating committee because it wishes to involve all of its independent directors in the nomination process.

During fiscal year 2008, the Board had a Compensation and Corporate Governance Committee that performed the functions associated with a nominating committee. The Compensation and Corporate Governance Committee consisted of three members: Geofrey Myers (Chairman), Robert Molyneux and William Woodward. In April 2008, the Board determined to dissolve the Compensation and Corporate Governance Committee based on the size and actual involvement of the full Board in compensation and governance matters. All authority previously delegated to the Compensation and Corporate Governance Committee reverted to the full Board and all decisions required by applicable laws and regulations and the American Stock Exchange to be made by independent directors are now made by the Company’s independent directors — currently, Messrs. Brown, DeRuig, Molyneux and Woodward.

Director Qualifications

Although the Board does not have established specific minimum age, education, experience or skill requirements for potential directors, the Board believes that the appropriate mix of skills, experience, age and gender will help to enhance the performance of the Board. The independent directors take into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals to the Board as director nominees. Those factors may include, without limitation, the following:

•	an individual’s business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

•	the size and composition of the Board and the interaction of its members, in each case with respect to the needs of the Company and its shareholders; and

•	regarding any individual who has served as a director of the Company, his or her past preparation for, attendance at, and participation in meetings and other activities of the Board or its committees and his or her overall contributions to the Board and the Company.

Identification and Evaluation of Nominees

In making nominations for director, the independent directors identify nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the independent directors’ criteria for Board service are re-nominated. As to new candidates, the independent directors will generally poll the Board members and members of management for recommendations. The independent directors may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts. The independent directors evaluate the qualifications, experience and background of potential candidates. In making their determinations, the independent directors evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best represent shareholders’ interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the independent directors make recommendations to the Board by a majority vote. Historically, the Board has not relied on third-party search firms to identify director nominees. The Board may in the future choose to engage third-party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

The independent directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company’s current directors and management as well as input from third parties, including executive search firms retained by the Board. The independent directors will obtain background information about candidates, which may include information from directors’ and officers’ questionnaires and background and reference checks, and will then interview qualified candidates. The Company’s other directors will also have an opportunity to meet and interview qualified candidates. The independent directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board that a candidate be nominated to the Board.

Shareholder Nominations

The Board may from time to time consider qualified nominees recommended by shareholders, who may submit recommendations to the Board through a written notice to the Company’s Corporate Secretary at the principal executive offices of the Company, 7480 Mission Valley Road, Suite 101, San Diego, California, within the time frames required by the Company’s bylaws and applicable law as described under “Shareholder Proposals” below. Nominees for director who are recommended by shareholders will be evaluated in the same manner as any other nominee for director.

STATEMENT ON CORPORATE GOVERNANCE PRACTICES

The Canadian securities regulatory authorities (the “CSA”) has issued guidelines for effective corporate governance under National Policy 58-201 — Corporate Governance Guidelines (the “CSA Guidelines”). The CSA Guidelines deal with matters such as the constitution and independence of corporate boards, their functions, the effectiveness and education of board members, and other items pertaining to sound corporate governance. The CSA has issued National Instrument 58-101 — Disclosure of Corporate Governance Practices (the “Instrument”) which requires that each reporting issuer disclose, on an annual basis, its approach to corporate governance by disclosing the information required by the Instrument.

The Company’s Board has adopted a formal mandate outlining its responsibilities. The Directors’ Code of Conduct and the Code of Conduct for the Company’s employees have also been implemented. The mandate and the codes of conduct, along with the charter of the Company’s Audit Committee, may be viewed on the Company’s website at www.madcatz.com. The Company intends to satisfy the disclosure requirement under Form 8-K regarding (1) any amendments to its Codes of Conduct, or (2) any waivers under its Codes of Conduct relating to the Chief Executive Officer and Chief Financial Officer by posting such information on its website at www.madcatz.com.

The Company believes that its corporate governance practices ensure that the business and affairs of the Company are effectively managed so as to enhance shareholder value. The disclosure requirements of the Instrument and a commentary on the Company’s approach with respect to each requirement are set forth below.

Disclosure Requirements	Comments

Disclose the identity of directors who are independent.
Thomas R. Brown
John C. DeRuig
Robert J. Molyneux
William Woodward

For more information about each director nominated for election at the Meeting, please refer to the section entitled “Election of Directors” on page 4 of this Management Proxy Circular and Proxy Statement.

Disclose the identity of directors who are not independent, and describe the basis for that determination.	Darren Richardson, the President and Chief Executive Officer of the Company, is the only Board member who is considered not independent (as defined in the Instrument). For more information about each director, please refer to the section entitled “Election of Directors” on page 4 of this Management Proxy Circular and Proxy Statement.

Disclose whether or not a majority of directors are independent.	The Board is currently composed of five directors, a majority of whom are independent (as defined in the Instrument). Following the Meeting, the Board will be composed of four directors, three of whom will be independent. After consideration of the criteria set forth in the Instrument, the Board has concluded that four of the current directors are independent. The remaining director is the President and Chief Executive Officer of the Company.

If a director is presently a director of another issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.	Thomas R. Brown — American Technology Corporation

Disclosure Requirements	Comments

Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s most recently completed financial year end.	The Board meets quarterly and at the end of each meeting of the Board, independent directors meet separately without the President and Chief Executive Officer, who is the only non-independent director.

Disclose whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his role and responsibilities.	Geofrey Myers was the Chairman of the Board and was an independent director. Mr. Myers passed away in February 2008. Thomas R. Brown has been the Chairman of the Board since April 2008 and is an independent director.

The Chairman has the responsibility, among other things, of ensuring that the Board discharges its responsibilities effectively. The Chairman acts as a liaison between the Board and the Chief Executive Officer and chairs Board meetings. Further, the Chairman ensures that the non-management members of the Board meet on a regular basis without management being present.

Disclose the attendance record of each director for all board meetings held since the beginning of the issuer’s most recently completed financial year.	Darren Richardson — 9 meetings since April 1, 2007.
Thomas R. Brown — 9 meetings since April 1, 2007.
John DeRuig — 3 meetings since April 1, 2007.
Robert J. Molyneux — 9 meeting since April 1, 2007.
William Woodward — 8 meetings since April 1, 2007.
Geofrey Myers — 7 meetings since April 1, 2007.
Mr. Myers passed away in February 2008.

Disclose the text of the board’s written mandate.	Please refer to Annex “A” for the Board’s written mandate.

Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position.	The Board has developed a written position description for each of the following, as recommended by the CSA Guidelines: Chair of the Board and Chair of the Audit Committee.
Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.	The Board and the Chief Executive Officer have developed a written position description for the Chief Executive Officer.
Briefly describe what measure the board takes to orient new directors regarding: (i) the role of the board, its committees and its directors, and (ii) the nature and operation of the issuer’s business.	New members receive an information package, a tour of the facilities and are provided with the opportunity to interact with and request briefings from other directors and management.

Disclosure Requirements	Comments

Briefly discuss what measures, if any, the board takes to provide continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors.	Given the size of the Company and the in-depth public company experience of the members of the Board, there is no formal continuing education program in place. Board members are entitled to attend seminars they determine necessary to keep them up-to-date with current issues relevant to their service as directors of the Company.
Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code:

(i) disclose how a person or company may obtain a copy of the code,

(ii) describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code, and

(iii) provide a cross-reference to any material change report filed since the beginning of the issuer’s most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code.

The Board has adopted a written code of conduct for its directors, and a written code of conduct for its employees.

(i) a copy of the Company’s codes of conduct referred to above can be obtained on the Company’s website at www.madcatz.com or, alternatively, by written request to the Secretary of the Company at 7480 Mission Valley Road, Suite 101, San Diego, California 92108.

(ii) Code of conduct for employees: the Company requires all employees to certify receipt of the code upon acceptance of employment and maintains a copy of the code on its intranet for access by employees. Code of conduct for directors: The Board as a whole monitors compliance by directors with the code.

(iii) Not applicable.

Describe any steps the board takes to ensure directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest.	Each director and executive officer is required to fully disclose his or her interest in respect of any transaction or agreement to be entered into by the Company. Once such interest has been disclosed, the Board as a whole determines the appropriate level of involvement the director or executive officer should have in respect of the transaction or agreement.

Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.	Management, supported by the Board, has put structures in place to ensure effective communication between the Company and its stakeholders and the public. The Company provides appropriate disclosure as required by law, and legal counsel reviews all press releases and shareholder reports.

The Board manages the business of the Company on behalf of the shareholders and is responsible for, among other things, strategic planning, monitoring, and management of the Company’s principal risks. Any responsibility that is not delegated to senior management or a committee of the Board remains with the full Board. In addition to those matters, which must by law be approved by the Board, the approval of the Board is required for major transactions or expenditures.

Directors are permitted to contact and engage outside advisors at the expense of the Company.

Disclosure Requirements	Comments

Describe the process by which the board identifies new candidates for board nomination.	The Board assesses each new candidate by considering his or her competencies and skills based on such candidate’s prior service on the boards of other corporations and his or her corporate background.

Disclose whether or not the board has a nominating committee composed entirely of independent directors.	The Board does not have a standing nominating committee.

If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.	Not applicable.

Describe the process by which the board determines compensation for the issuer’s directors and officers.	The Company’s executive compensation program is designed and implemented principally by the independent members of the Company’s Board with input from a number of sources, including the Company’s Chief Executive Officer and such additional compensation information as the Board deems appropriate. The Board does not delegate, and does not expect to delegate in the future, to management or any other parties, its duties to review the Company’s executive compensation program, which it will review annually. In determining compensation for executive officers, the Board will annually review information which it deems relevant. The Board will also evaluate the Company’s performance and generally determine whether the compensation elements and levels that it provides to its executive officers are appropriate relative to their counterparts, in light of each executive officer’s individual contribution to the Company’s performance. The Board does not believe that it is appropriate to establish compensation levels based on compensation provided by other companies. Instead, the Board relies upon its judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating each executive officer’s individual performance and the Company’s performance during the year. The Board, other than the Company’s Chief Executive Officer, directly determines the compensation package provided to the Chief Executive Officer based on the Chief Executive Officer’s individual performance and the performance of the Company, receiving input as it deems appropriate. For executive officers other than the Chief Executive Officer, the Company’s Chief Executive Officer makes recommendations for each individual’s compensation package to the Board. In making these recommendations the Chief Executive Officer considers the individual’s performance, the individual’s contribution to Company performance and input from the Company’s human resources department. The Board discusses these recommendations with the Chief Executive Officer. The Board further reviews and discusses these recommendations in executive session without any members of management present.

Disclosure Requirements	Comments

Disclose whether or not the board has a compensation committee composed entirely of independent directors.	The Board does not have a standing compensation committee.

If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.	Not applicable.

If a compensation consultant or advisor has, at any time since the beginning of the issuer’s most recently completed financial year, been retained to assist in determining compensation for any of the issuer’s directors and officers, disclose the identity of the consultant or advisor and briefly summarize the mandate for which they have been retained. If the consultant or advisor has been retained to perform any other work for the issuer, state that fact and briefly describe the nature of the work.	Not applicable.

If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.	Not applicable.

Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.	In order to assess the effectiveness and contribution of the Board and Board committees, the Board of Directors reviews, on an annual basis, the size and composition of the Board and Board committees. This review process comprises Board effectiveness, Board and committee structure, Board processes as well as director and committee evaluations.

The audit committee should be composed entirely of independent directors and should have a specifically defined mandate.	The Board has appointed an Audit Committee composed of three directors, each of whom is independent. The Audit Committee has a written charter, which can be found on the Company’s website at www.madcatz.com. For more information, please refer to the section entitled “Committees of the Board of Directors — Audit Committee” above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of August 15, 2008, 55,098,549 shares of Common Stock of the Company have been issued and are outstanding as fully paid and non-assessable, and carrying a right to one vote per share. The following table sets forth certain information regarding beneficial ownership of or control or direction, directly or indirectly, over the Company’s Common Stock as of August 15, 2008, by (i) each shareholder known by the Company to be a beneficial owner of more than 5% of any class of the Company’s voting securities or to exercise control or direction, directly or indirectly, over 10% or more of the shares of the Company’s outstanding Common Stock, (ii) each director and nominee of the Company, (iii) the Chief Executive Officer and each additional executive officer named in the summary compensation table under “Executive Compensation” below and (iv) all directors, nominees and executive officers of the Company as a group. The Company believes that, except as otherwise noted, each individual named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such individual. Unless otherwise indicated, the business address of each named person is c/o Mad Catz, Inc., 7480 Mission Valley Road, Suite 101, San Diego, California 92108.

	Number of Shares
	Beneficially Owned,	Percent of
	Controlled or Directed,	Common Stock
Beneficial Owner	Directly or Indirectly(1)	Outstanding(2)

GUYMONT SERVICES SA, as trustee of The Winkler Atlantic Trust	10,217,744	15.6%
c/o: HSBC Guyerzeller Trust Company AG Splugenstrasse 6 CH-8027 Zurich Switzerland(3)
Renaissance Technologies LLC	3,441,700	6.2%
800 Third Avenue New York, NY 10022(4)
Gruber & McBaine Capital Management Group, LLC	2,966,150	5.4%
50 Osgood Place San Francisco, CA 94133(5)
John C. DeRuig	100,000	*
Thomas R. Brown	150,000	*
Robert J. Molyneux	150,000	*
William Woodward	107,360	*
Darren Richardson	1,202,083	2.1%
Stewart Halpern	238,541	*
Whitney Peterson	334,479	*
All Officers and Directors as a Group (10 persons)	2,567,097	4.5%

*	Less than one percent.

(1)	As to each person or group in the table, the table includes the following shares issuable upon exercise of options that are exercisable within 60 days from August 15, 2008: Thomas R. Brown: 150,000; Robert J. Molyneux: 150,000; Darren Richardson: 1,102,083; Stewart Halpern: 138,541; and Whitney Peterson: 284,479.

(2)	Except as otherwise provided, all percentages are calculated based upon the total number of shares outstanding of 55,098,549 shares of the Company as of August 15, 2008, plus the number of options presently exercisable or exercisable within 60 days of August 15, 2008 by the named security holder.

(3)	On November 20, 2007, in connection with the acquisition of Saitek, the Company issued convertible notes with an aggregate principal amount of $14,500,000 to GUYMONT SERVICES SA, as trustee of The Winkler Atlantic Trust (the “Trust”). The notes are convertible into common stock of the Company at any time up to their respective maturity dates of October 31, 2009 and 2010 at a fixed conversion price of $1.42 per share. If fully converted, the notes would convert into approximately 10,217,744 shares of the

Company’s common stock. For purposes of calculating the Trust’s beneficial ownership percentage, these shares are deemed issued and outstanding. The Company has the right to redeem the notes at 100% of the principal amount plus accrued interest at any time.

(4)	Based on information provided in a Schedule 13G, dated February 12, 2008, filed with the SEC by Renaissance Technologies LLC (“RTC”), an investment adviser, and James H. Simons, the control person of RTC. They report that as of December 31, 2007, the reporting persons had sole voting and dispositive power of 3,441,700 shares.

(5)	Based on information provided in a Schedule 13G, dated January 28, 2008, filed with the Securities and Exchange Commission by Gruber & McBaine Capital Management LLC (“GMCM”), an investment adviser, Jon D. Gruber and J. Patterson McBaine, the Managers, controlling persons and portfolio managers of GMCM, and Eric B. Swergold, the control person of Lagunitas, an investment limited partnership of which GMCM is the general partner. They report that as of December 31, 2007, the reporting persons had shared voting and dispositive power of 2,505,700 shares, Mr. Gruber had sole voting and dispositive power of 263,600 shares, and Mr. McBaine had sole voting and dispositive power of 196,850 shares.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by the Company’s Chief Executive Officer and each of its two other most highly compensated executive officers, the named executive officers, for the fiscal years ended March 31, 2007 and March 31, 2008.

					Option	All Other
Name and Principal Position	Year	Salary		Bonus(1)	Awards(2)	Compensation		Total

Darren Richardson	2008	$387,137		$232,425	$50,348	$17,168	(3)(4)	$687,078
President, Chief Executive Officer and Director	2007	373,557		225,000	122,274	16,500	(3)(4)	737,331
Stewart Halpern	2008	251,339		94,446	24,587	8,809	(4)	379,181
Chief Financial Officer	2007	42,404	(5)	22,500	5,148	25,346	(6)	95,398
Whitney Peterson	2008	242,319		121,562	15,455	8,112	(4)	387,448
Vice President and General Counsel	2007	209,327		126,000	60,770	—		369,097

(1)	Represents bonuses earned during the applicable fiscal year as a result of the Company’s and the individual’s performance.

(2)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended March 31, 2008 and 2007, in accordance with SFAS 123R. Assumptions used in the calculation of these amounts are included in Notes 9 and 2 to our audited financial statements for the fiscal years ended March 31, 2008 and 2007, respectively, included in our Annual Reports on Form 10-K filed with the Securities and Exchange Commission on June 30, 2008 and June 29, 2007, respectively.

(3)	Includes amounts related to an auto allowance.

(4)	Includes amounts related to 401(k) employer matches.

(5)	Mr. Halpern joined the Company in January 2007. The salary amount represents salary actually earned by Mr. Halpern during fiscal year 2007, based on an annual rate of $225,000.

(6)	This amount includes a $25,000 relocation allowance paid to Mr. Halpern in accordance with his employment agreement, effective December 20, 2006.

Employment Contracts; Potential Payments Upon Termination or Change-in-Control

Certain of the Company’s executive officers whose compensation is required to be reported in the Summary Compensation Table are parties to written employment agreements with the Company. Among other things, these employment agreements contain severance and other provisions that will provide for payments to the executive officer following termination of employment with the Company. A summary of the employment agreements with our executive officers follows:

Darren Richardson

The Company is party to an employment agreement with Mr. Richardson, pursuant to which Mr. Richardson serves as President and Chief Executive Officer of the Company and Mad Catz, Inc. Under the terms of the amended employment agreement, Mr. Richardson’s annual base salary is currently $387,375. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. The agreement has been extended for a one-year period. If, during the term of the agreement, there is a termination of employment without cause or in certain other specified circumstances, Mr. Richardson will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in the Company or its wholly owned subsidiary Mad Catz, Inc.

Stewart Halpern

The Company is party to an employment agreement with Stewart Halpern, pursuant to which Mr. Halpern serves as Chief Financial Officer of the Company and Mad Catz, Inc. Under the terms of the employment agreement, Mr. Halpern’s annual base salary is currently $251,856. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. If, during the term of the agreement, there is a termination of employment either without cause or in certain other specified circumstances, Mr. Halpern will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in Mad Catz or its subsidiary Mad Catz, Inc.

Whitney Peterson

The Company is party to an employment agreement with Whitney Peterson, pursuant to which Mr. Peterson serves as Vice President Corporate Development and General Counsel of Mad Catz, Inc. Under the terms of the employment agreement, Mr. Peterson’s annual base salary is currently $251,856. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. If, during the term of the agreement, there is a termination of employment either without cause or in certain other specified circumstances, Mr. Peterson will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in Mad Catz or its subsidiary Mad Catz, Inc.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information regarding unexercised options for each named executive officer outstanding as of March 31, 2008.

	Option Awards
	Number of Securities	Number of Securities
	Underlying	Underlying
	Unexercised Options	Unexercised Options	Option Exercise		Option Expiration
Name	Exercisable	Unexercisable	Price		Date

Darren Richardson	500,000	—	C$	0.92	04/01/2009
	300,000	—	C$	0.46	09/20/2016
	239,583	260,417	C$	0.56	10/13/2016
	62,500	137,500	US$	1.23	06/07/2017
Stewart Halpern	91,667	128,333	C$	0.78	01/16/2017
	46,875	103,125	US$	1.23	06/07/2017
Whitney Peterson	160,000	—	C$	0.46	09/20/2016
	83,854	91,146	C$	0.56	10/13/2016
	40,625	89,375	US$	1.23	06/07/2017

Compensation of Directors

The following table shows all the fees earned or cash paid by the Company during the fiscal year ended March 31, 2008 to the Company’s non-employee directors. No option and restricted stock awards, long-term incentive plan payouts or other types of payments, other than the amount identified in the chart below, were paid to these directors during the fiscal year ended March 31, 2008.

	Fees Earned or	Option
Name	Paid in Cash	Awards(1)	Total

Thomas R. Brown	$70,000	$8,000	$78,000
Robert J. Molyneux	54,500	8,000	62,500
William Woodward	51,000	8,000	59,000
John DeRuig	9,250	36,000	45,250
Geofrey Myers(2)	76,500	8,000	84,500

(1)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended March 31, 2008, in accordance with SFAS 123R. Assumptions used in the calculation of these amounts are included in Note 9 to our audited financial statements for the fiscal year ended March 31, 2008, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 30, 2008.

(2)	Mr. Myers passed away during the fiscal year ended March 31, 2008.

The Company’s non-employee directors receive the following compensation for board service: $35,000 annual retainer; $20,000 additional annual retainer to the Chairman of the Board; and $10,000 additional annual retainer to the Audit Committee chair. In addition, non-employee directors receive $2,500 for each Board meeting attended in person, $500 for each Board meeting attended by telephone that is shorter than two hours and $1,000 for each Board meeting attended by telephone that is longer than two hours. Board Committee Members also receive $1,500 for each committee meeting attended. Non-employee directors also receive an annual option grant of 25,000 shares of common stock. During fiscal year 2008, the Board had a Compensation and Corporate Governance Committee. The chair of the Compensation and Corporate Governance Committee was entitled to receive an additional $5,000 retainer, and members of the Committee were entitled to receive $1,000 for each Committee meeting attended.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding all of the Company’s equity compensation plans as of March 31, 2008.

			Number of Securities
			Remaining Available for
	Number of Securities to	Weighted-Average	Future Issuance under
	be Issued upon Exercise	Exercise Price of	Equity Compensation Plans
	of Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants, and Rights	Warrants, and Rights	Reflected in Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	3,835,334	$0.80	5,861,623
Equity compensation plans not approved by security holders	0	0	0

Total	3,835,334	$0.80	5,861,623

(1)	Includes 1,279,500 shares underlying options issued pursuant to the Company’s 2007 Stock Option Plan and 2,555,834 shares underlying options issued pursuant to the Company’s Amended and Restated Incentive Stock Option Plan.

The Company maintains two stock option plans: the 2007 Stock Option Plan and the Amended and Restated Incentive Stock Option Plan (the “Prior Plan”). The Company’s shareholders approved the 2007 Stock Option Plan at the 2007 annual and special meeting of the Company. The 2007 Stock Option Plan replaced the Prior Plan and no additional options have been or will be granted pursuant to the Prior Plan. Options previously granted under the Prior Plan will continue to be outstanding until exercised or terminated in accordance with their terms.

2007 Stock Option Plan

The 2007 Stock Option Plan continues to be instrumental in promoting the long-term success of the Company and the creation of additional shareholder value by offering officers, directors, employees and consultants of the Company and its subsidiaries the opportunity to share in such long-term success by acquiring a proprietary interest in the Company.

Persons eligible to participate in the 2007 Stock Option Plan are directors, officers and employees of or consultants to the Company or of any subsidiary of the Company, as determined by the Board, who demonstrate the potential of becoming key personnel of, or performing valuable services for, the Company or any of its subsidiaries.

The 2007 Stock Option Plan authorizes up to 12% of the issued and outstanding shares of common stock of the Company to be reserved for issuance under stock option awards on an “evergreen” basis, which means that the number of shares reserved for issuance under the 2007 Stock Option Plan is automatically increased from time to time so that the number of shares reserved under the 2007 Stock Option Plan equals 12% of the issued and outstanding shares of common stock of the Company at each such time. As at August 15, 2008, 6,611,825 shares of common stock were reserved for issuance under the 2007 Stock Option Plan. As of such date, 2,430,834 shares of common stock were issuable upon the exercise of stock options issued and outstanding under to the 2007 Stock Option Plan, representing 4% of the aggregate number of shares of common stock of the Company issued and outstanding.

The option exercise price of all stock options granted pursuant to the 2007 Stock Option Plan will be as determined by the Board and will be no less than the closing sale price of the Company’s shares on the Toronto Stock Exchange on the last trading day prior to the effective date of such grant and if there is no such closing price, then the option exercise price will be not less than the simple average of the closing bid and ask prices of the Company’s shares on the Toronto Stock Exchange on the last trading day prior to the effective date of such grant.

The maximum term of any option granted under the 2007 Stock Option Plan is 10 years. Under the 2007 Stock Option Plan, stock option grants to members of the Board will, unless otherwise determined by the Board, vest and become exercisable immediately after such grant. Stock option grants to persons other than members of the Board will, unless otherwise determined by the Board, vest and become exercisable as follows: 25% of the shares underlying such option shall vest and become exercisable on the first anniversary of the date of grant and the remainder shall vest and become exercisable in 36 equal monthly installments.

Under the terms of the 2007 Stock Option Plan, the aggregate number of common shares issued to insiders of the Company within any 12-month period, or issuable to insiders of the Company at any time, under the 2007 Stock Option Plan and any other security-based compensation arrangement of the Company, may not exceed 10% of the total number of issued and outstanding common shares of the Company at such time. “Insider” is defined in the 2007 Stock Option Plan to include directors and senior officers (and their respective associates) of the Company and of certain subsidiaries of the Company. “Share compensation arrangements” is defined under the 2007 Stock Option Plan as any compensation or incentive mechanism involving the issuance or potential issuance of securities of the Company, including financially assisted share purchases, stock options and stock appreciation rights involving the issuance of authorized but unissued shares of the Company.

Options granted under the 2007 Stock Option Plan may only be assigned to: (i) a spouse of the optionee: (ii) a trustee, custodian or administrator acting on behalf of or for the benefit of the optionee or a spouse of the optionee; (iii) a registered retirement savings plan or a registered retirement income fund of the optionee or his or her spouse; (iv) a “holding entity” (as defined in National Instrument 45-106 of the Canadian Securities Administrators) of the optionee or his or her spouse; and (v) the legal personal representatives of a deceased optionee.

If an optionee ceases to be a director, officer or employee of, or a consultant to, the Company or any of its subsidiaries, then unless otherwise determined by the Board, the option will terminate and cease to be exercisable after 90 days from the earlier of the date on which the optionee ceases to be a director, officer, employee or consultant, or the date on which the optionee was given notice of dismissal.

The Board may terminate, amend, or modify the 2007 Stock Option Plan at any time; provided, however, that shareholder approval must be obtained to (i) reduce the exercise price of an option either directly or indirectly including by means of the cancellation of an option and the reissue of a similar option; (ii) extend the period available to exercise an option beyond the normal expiration date (except in respect of blackout periods as provided in the 2007 Stock Option Plan); (iii) increase the levels of insider participation under the 2007 Stock Option Plan; (iv) increase the maximum percentage that the number of shares reserved for issuance under the 2007 Stock Option Plan may be of the number of issued and outstanding shares at any time (other than pursuant to the provisions of the 2007 Stock Option Plan); (v) add any additional categories of persons eligible to receive options under the 2007 Stock Option Plan; and (vi) amend any assignment rights set forth in the 2007 Stock Option Plan. All other amendments to the 2007 Stock Option Plan could be made at the discretion of the Board.

Amended and Restated Incentive Stock Option Plan

The Prior Plan authorized the Board to issue options to acquire shares in the common stock of the Company to directors, officers and employees of the Company or its subsidiaries and to other persons providing ongoing management or consulting services to the Company or its subsidiaries. The Prior Plan was replaced by the 2007 Stock Option Plan and no further options will be granted under the Prior Plan.

The number of shares reserved for issuance to any one person pursuant to options granted under the Amended and Restated Incentive Stock Option Plan together with shares reserved for issuance pursuant to other share compensation arrangements, may not exceed 5% of the number of shares of common stock then issued.

As at August 15, 2008, 1,254,500 shares of common stock of the Company were issuable upon the exercise of stock options issued and outstanding under to the Amended and Restated Incentive Stock Option Plan, representing 2% of the aggregate number of shares of common stock of the Company issued and outstanding as of such date.

The exercise price for any option granted under the Amended and Restated Incentive Stock Option Plan is fixed by the Board but in no event can the exercise price be less than the closing price of the Company’s shares on the Toronto Stock Exchange on the last trading day prior to the grant of such option or if there is no closing price, at a price less than the average of the bid and ask prices on the Toronto Stock Exchange on such trading day.

The maximum term of any option granted under the Amended and Restated Incentive Stock Option Plan is 5 years and the Board may determine the terms of vesting, if any.

The participation of insiders of the Company under the Amended and Restated Incentive Stock Option Plan is limited such that insiders, collectively, may not hold options or be issued shares within any 12-month period under the Amended and Restated Incentive Stock Option Plan or any other share compensation arrangement exceeding 10% of the “outstanding issue” and individually, exceeding 5% of the “outstanding issue”. Outstanding issue is defined as the number of shares of the Company then issued and outstanding less any shares issued within the previous 12 months pursuant to share compensation arrangements.

If an optionholder under the Amended and Restated Incentive Stock Option Plan ceases to be a director, officer or employee of the Company or any subsidiary or a consultant to the Company or any subsidiary, then all options held by such optionholder terminate and cease to be exercisable 90 days thereafter.

Options granted under the Amended and Restated Incentive Stock Option Plan are non-assignable and non-transferable by the optionholder except that the personal representatives of a deceased optionholder may exercise an option.

RELATED PERSON TRANSACTIONS

From April 1, 2006 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $120,000 to which the Company or any of its subsidiaries was (or is to be) a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of the Company’s Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest. Geofrey Myers, a former director and Chairman of the Company, was a partner of Lang Michener LLP, a law firm we retained to perform certain legal services in fiscal years 2007 and 2008. We paid Lang Michener LLP $56,753 for legal services in fiscal year 2007 and $181,600 in fiscal year 2008. These fees did not exceed 5% of Lang Michener LLP’s total revenues in either year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each director, executive officer of the Company, and person who owns more than 10% of a registered class of the Company’s equity securities is required by Section 16(a) of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission (the “SEC”) his or her transactions in the Company’s securities. Regulations promulgated by the SEC require the Company to disclose in this Management Proxy Circular and Proxy Statement any reporting violations with respect to the 2008 fiscal year, which came to the Company’s attention based on a review of the applicable filings required by the SEC to report such status as an officer or director or such changes in beneficial ownership as submitted to the Company. These statements are based solely on a review of the copies of such reports furnished to the Company by its officers, directors and security holders and a representation that such reports accurately reflect all reportable transactions as holdings. Other than Form 4s for each of Brian Anderson and Kitty Lo for option grants that should have been filed on or before June 11, 2007, which were actually filed on June 14, 2007 and June 15, 2007, respectively, the Company believes that its directors and executive officers, and persons who beneficially own more than 10% of a registered class of its equity securities, have complied with all filing requirements of Section 16(a) applicable to such persons for fiscal year 2008.

SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals on matters appropriate for shareholder action to be presented at Mad Catz’ Annual Meeting of Shareholders may do so in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to its 2009 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company at its principal executive offices no later than May 4, 2009. Shareholders wishing to bring a proposal before the 2009 Annual Meeting of Shareholders in accordance with Canadian laws must provide written notice of such proposal to our Corporate Secretary at the principal executive offices of the Company no later than June 2, 2009.

OTHER MATTERS

The Board does not intend to bring any other business before the Meeting, and so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. In addition to the scheduled items of business, the meeting may consider shareholder proposals (including proposals omitted from the Management Proxy Circular and Proxy Statement and form of proxy pursuant to the proxy rules of the SEC) and matters relating to the conduct of the Meeting. As to any other business that may properly come before the Meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2008, as filed by us with the SEC (excluding exhibits), is a portion of the Annual Report that was mailed to all shareholders on or about July 30, 2008. However, such Annual Report, including the Annual Report on Form 10-K, is not to be considered part of this proxy solicitation material.

COPIES OF THE ANNUAL REPORT ON FORM 10-K (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY OF THE COMPANY, 7480 Mission Valley Road, Suite 101, San Diego, California 92108. A request for a copy of the Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of common stock of the Company on the Record Date. Exhibits to the Form 10-K, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

ADDITIONAL INFORMATION

Additional information relating to the Company may be found on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Shareholders may contact the Secretary of the Company, at 7480 Mission Valley Road, Suite 101, San Diego, California 92108 to obtain, free of charge, copies of the Company’s financial statements and Management’s Discussion and Analysis (“MD&A”). Financial information is provided in the Company’s comparative financial statements and MD&A for the Company’s most recently completed financial year.

The contents and sending of this Management Proxy Circular and Proxy Statement have been approved by the Board of Directors of the Company.

By Order of the Board of Directors

Darren Richardson,
President and Chief Executive Officer

San Diego, California
September 1, 2008

Annex A

MANDATE OF THE MAD CATZ INTERACTIVE, INC. BOARD OF DIRECTORS

The Board of Mad Catz Interactive, Inc., (the “Company”) believes that the appropriate mix of skills, experience, age and gender will help to enhance its performance. The Board’s composition should reflect business experience compatible with the Company’s business objectives.

Composition

The Board will be comprised of a minimum of three and a maximum of twelve directors, a majority of whom will be independent1. Following the meeting, the Board will consist of four members. Pursuant to the Canada Business Corporations Act, at least 25% of the directors of the Company must be resident Canadians. The Chair of the Board is an independent director.

Meetings

The Board shall meet at least four times annually, or more frequently, as circumstances dictate. In addition, the Board shall hold separate, regularly scheduled meetings of independent directors at which members of management are not present.

Position Descriptions

The Board shall develop clear position descriptions for directors, including the Chair of the Board and the Chair of each Board committee. Additionally, the Board, together with the Chief Executive Officer (“CEO”), shall develop a clear position description for the CEO, which includes defining management’s responsibilities. The Board shall also develop or approve the corporate goals and objectives that the CEO is responsible for meeting.

The Board is elected by the shareholders and represents all shareholders’ interests in continuously creating shareholder value. The following is the mandate of the Board.

•	Advocate and support the best interests of the Company.

•	Review and approve strategic, business and capital plans for the Company and monitor management’s execution of such plans.

•	Review whether specific and relevant corporate measurements are developed and adequate controls and information systems are in place with regard to business performance.

•	Review the principal risks of the Company’s business and pursue the implementation by management of appropriate systems to manage such risks.

•	Monitor progress and efficiency of strategic, business, and capital plans and require appropriate action to be taken when performance falls short of goals.

•	Review measures implemented and maintained by the Company to ensure compliance with statutory and regulatory requirements.

•	Select, evaluate, and compensate the President and CEO.

•	Annually review appropriate senior management compensation programs.

•	Monitor the practices of management against the Company’s disclosure policy to ensure appropriate and timely communication to shareholders of material information concerning the Company.

•	Monitor safety and environmental programs.

•	Monitor the development and implementation of programs for management succession and development.

1 For the definition of independent director, please see the Glossary of Terms

A-1

•	Approve selection criteria for new candidates for directorship.

•	Provide new directors with a comprehensive orientation, and provide all directors with continuing education opportunities.

•	Assure shareholders of conformity with applicable statutes, regulations and standards (for example, environmental risks and liabilities, and conformity with financial statements).

•	Regularly conduct assessments of the effectiveness of the Board, as well as the effectiveness and contribution of each Board committee and each individual director.

•	Establish the necessary committees to monitor the Company.

•	Provide advice to and act as a sounding board for the President and CEO.

•	Discharge such other duties as may be required in the good stewardship of the Company.

In addressing its mandate, the Board assumes responsibility for the following approvals:

Financial Approvals:

•	Strategic plan

•	Annual business and capital plans

•	Annual financial statements and auditors’ report

•	Quarterly earnings and press release

•	Budgeted capital expenditures

•	Unbudgeted capital expenditures in excess of US$1,000,000

•	Acquisitions/divestitures

•	Significant financing or refinancing opportunities

•	Dividend policy

•	Share re-purchase programs

•	Individual operating, real property or capital leases having total commitment in excess of US$1,000,000

Human Resources Approvals:

•	Appointment/succession/dismissal of President and CEO

•	Compensation of President and CEO

* •	Executive compensation arrangements and incentive plans

Administration and Compliance Approvals:

•	Appointment of Board Committees and their Chairs

•	Nomination of Directors

* •	Recommendation of Auditors to the Shareholders

•	Proxy circular

•	Appointment of Chairman

* •	Major policies

      * Board may delegate to committees

A-2

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Form of Proxy - Annual Meeting of Shareholders to be held on September 29, 2008
This Form of Proxy is solicited by and on behalf of Management.
Notes to proxy
1.	Every holder of common stock has the right to appoint some other person or company of their choice, who need not be a holder of common stock, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.	The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
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7.	This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.
Proxies submitted must be received by 9:00 am, Pacific Time, on September 25, 2008.

Appointment of Proxyholder
The undersigned shareholder of Mad Catz Interactive, Inc. (the “Corporation”) hereby appoints Thomas R. Brown, Chairman of the Board of Directors, or, failing him, Darren Richardson, President and Chief Executive Officer of the Corporation,
	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the annual meeting of shareholders of the Corporation (the “Meeting”) to be held at 7480 Mission Valley Road, Suite 101, San Diego, California, on September 29, 2008 at 9:00 a.m. (Pacific time) and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY	HIGHLIGHTED TEXT	OVER THE BOXES.

1. Election of Directors
	For	Withhold			For	Withhold			For	Withhold

01. Thomas R. Brown	☐	☐	02.	Darren Richardson	☐	☐	03.	Robert J. Molyneux	☐	☐

04. William Woodward	☐	☐									Fold

									For	Withhold

2. Appointment of Auditors
To appoint KPMG LLP as the Independent Registered Public Accounting Firm and Auditor of the Company and to authorize the Board of Directors to fix the independent Registered Public Accounting Firm and Auditors’ remuneration
									☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.
DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive interim financial statements and accompanying Management's Discussion and Analysis by mail.	☐	Annual Financial Statements - Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail.	☐
If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.